SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AIR PRODUCTS AND CHEMICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

AIR PRODUCTS AND CHEMICALS, INC.

To Be Held On:

Thursday, January 22, 2009 - 2:00 p.m.

Air Products and Chemicals, Inc. Corporate Headquarters

7201 Hamilton Boulevard, Allentown, PA

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 1/9/09.

Please visit www.airproducts.com/proxymaterials, where the following materials are available for view:

• Proxy Statement
• Annual Report

TO REQUEST PAPER OR	TELEPHONE: 1-866-668-8562
E-MAIL COPIES:	E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/Proxyservices/Requestmaterials.Asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time January 21, 2009.
- OR -
IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the meeting and your admission ticket are on the other side of this Notice.
- OR -
TELEPHONE: To vote by telephone, please visit www.airproducts.com/proxymaterials to view the materials and to obtain the toll free number to call. You will need your control number, appearing above, to vote by telephone.
- OR -
MAIL: You may request a proxy card to mail in your vote by following the instructions above for obtaining paper copies.

1. ELECTION OF DIRECTORS: To elect the nominees listed below as directors for three-year terms.	2. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. Ratification of appointment of KPMG LLP, as independent registered public accountants for fiscal year 2009.

NOMINEES: Mario L. Baeza	The Board of Directors recommend a vote FOR proposals 1 and 2.
Edward E. Hagenlocker
John E. McGlade
Charles H. Noski

Please note that you cannot use this notice to vote by mail.

If you plan to attend the Annual Meeting, this Notice will serve as your

Admission Ticket

Driving Directions to Air Products and Chemicals, Inc. Corporate Headquarters

Air Products and Chemicals, Inc.

7201 Hamilton Boulevard

Allentown, PA 18195-1501

From Pennsylvania Turnpike (US 476)

•	Take Lehigh Valley Exit 56 (formerly exit 33) from Turnpike to Route 22 West, Harrisburg.

•	Follow Route 22 West to Trexlertown Exit (Exit 49A off Route 22 and I-78) onto Route 100 South.

•	Proceed on Route 100 South for 3 miles; continue straight, and at this point Route 100 becomes Trexlertown Road.

•	Proceed one more mile to the traffic light at Trexlertown Road and Hamilton Boulevard.

•	Turn left onto Hamilton Boulevard. Go under the RR bridge and proceed to the second traffic light.

•	Turn left at the “Visitor Entrance” sign (Gate 2) into the Air Products complex.

From Route 22

•	Take Exit 49A from Route 22 and I-78 onto Route 100 South.

•	Proceed on Route 100 South for 3 miles; continue straight, and at this point Route 100 becomes Trexlertown Road.

•	Proceed one more mile to a traffic light at Trexlertown Road and Hamilton Boulevard.

•	Turn left onto Hamilton Boulevard. Go under the RR bridge and proceed to the second traffic light.

•	Turn left at the “Visitor Entrance” sign (Gate 2) into the Air Products complex.

From Route 309 North and I-78 West

•	Take Exit 54A to Route 222 South (Hamilton Boulevard).

•	Follow 222 South to the traffic light at Mill Creek Road.

•	Turn left on Millcreek Road Proceed to Hamilton Boulevard.

•	Proceed south on Hamilton Boulevard.

•	Corporate Office is located on right side of highway. Turn right at the “Visitor Entrance” sign (Gate 2) into the Air Products complex.

From Route 309 South and I-78 East

•	Take Exit 54. At the bottom of the ramp, turn right onto Route 222 South (Hamilton Boulevard.).

•	Follow 222 South to the traffic light at Mill Creek Road.

•	Turn left on Millcreek Road Proceed to Hamilton Boulevard.

•	Proceed south on Hamilton Boulevard.

•	Corporate Office is located on right side of highway. Turn right at the “Visitor Entrance” sign (Gate 2) into the Air Products complex.